Trevor Fetter President and Chief Executive Officer January 11, 2011 Tenet Healthcare Corporation Presentation To Investors Exhibit 99.1

Forward-looking statements
Forward-looking statements
Certain statements contained in this presentation constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934. Such forward-looking statements are based on management's current expectations and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results to be materially different from those expressed or implied by such forward-looking statements. Such factors include, among others, the following: the passage of heath care reform legislation and the enactment of additional federal and state health care reform; other changes in federal, state, or local laws and regulations affecting the health care industry; general economic and business conditions, both nationally and regionally; demographic changes; changes in, or the failure to comply with, laws and governmental regulations; the ability to enter into managed care provider arrangements on acceptable terms; changes in Medicare and Medicaid payments or reimbursement; liability and other claims asserted against the Company; competition, including the Company’s ability to attract patients to its hospitals; technological and pharmaceutical improvements that increase the cost of providing, or reduce the demand for, health care; changes in business strategy or development plans; the ability to attract and retain qualified personnel, including physicians, nurses and other health care professionals, and the impact on the Company’s labor expenses resulting from a shortage of nurses or other health care professionals; the significant indebtedness of the Company; the Company's ability to integrate new businesses with its existing operations; the availability and terms of capital to fund the expansion of the Company's business, including the acquisition of additional facilities; the creditworthiness of counterparties to the
Company’s business transactions; adverse fluctuations in interest rates and other risks related to interest rate swaps or any other hedging activities the Company undertakes; the ability to continue to expand and realize earnings contributions from the Company’s Conifer revenue cycle management and patient communication businesses; and its ability to identify and execute on measures designed to save or control costs or streamline operations. Such factors also include the positive and negative effects of health reform legislation on reimbursement and utilization and the future designs of provider networks and insurance plans, including pricing, provider participation, coverage and co-pays and deductibles, all of which contain significant uncertainty, and for which multiple models exist which may differ materially from the Company's expectations. Certain additional risks and uncertainties are discussed in the Company’s filings with the Securities and Exchange Commission, including the Company’s annual report on Form 10-K and quarterly reports on
Form 10-Q. The Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of changes in underlying factors, new information, future events or otherwise.
Non-GAAP Information
This document includes certain financial measures such as Adjusted EBITDA, which are not calculated in accordancewith generally accepted accounting principles (GAAP).
Management recommends that you focus on the GAAP numbers as the best indicator of financial performance.
These alternative measures are provided only as a supplement to aid in analysis of the Company.
Reconciliation between non-GAAP measures and related GAAP measures can be found in Appendix D.
Additional Information
Tenet Healthcare Corporation ("Tenet") will file with the Securities and Exchange Commission ("SEC") a proxy statement in connection with its 2011 annual meeting of stockholders. Any definitive proxy statement will be mailed to stockholders of Tenet. INVESTORS AND SECURITYHOLDERS OF TENET ARE URGED TO READ THESE AND
OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT
INFORMATION. Investors and securityholders will be able to obtain free copies of these documents (when available) and other documents filed with the SEC by Tenet through the website maintained by the SEC at http://www.sec.gov.
Certain Information Regarding Participants
Tenet and certain of its respective directors and executive officers are deemed to be participants under the rules of the SEC.  Information regarding these participants is contained in a filing under Rule 14a-12 filed by Tenet with the SEC on January 7, 2011.  This filing and other documents can be obtained free of charge from the sources indicated above.
Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC if and when they become available.

The hospital industry: a compelling investment
The hospital industry: a compelling investment
Strong demographic changes driving growth
The growth rate of the over 65 population will more than double to over 3.0% between 2010 and 2012
Per capita spending on healthcare nearly doubles between age 50 and age 65
Affordable Care Act
Expands insurance coverage to 32 million uninsured Americans (2014)
Insurance “reforms” increase interim coverage (2010)
Newly covered population likely to utilize hospital services at increased rate
Recession has suppressed volume growth and increased bad debt expense
Returning to pre-recession levels expected to expand margins and growth rates

Tenet at a glance
Tenet at a glance
Acute Care Hospitals
(1)
Beds
(1)
Employees
US Coverage
(1)
Inpatient Admissions
(2)
Outpatient Visits
(2)
November 2010 EBITDA Outlook:
- Including CA Provider Fee
- Excluding CA Provider Fee
Current 2010 EBITDA Estimate
(5)
(Excluding CA Provider Fee)
2011 EBITDA Outlook Range
(5)
- Represents an increase of $100mm - $200m over
the 2010 estimate
___________________________
1. Continuing operations as of December 31, 2010.
2. LTM continuing operations as of December 31, 2010.
3. Based on THC share price of $6.69 as of December 31, 2010.
4. $3.7 billion equity value (includes mandatory convertible) plus $4.1 billion in debt less $0.4 billion in cash, as of September 30, 2010.
5. Assumes California Provider Fee is recognized in 2011 as opposed to 2010. Actual 2010 EBITDA results may vary when 2010 results are released in February.
2010E Revenue
(2)
Equity Market Value
(3)
Enterprise Value
(4)
Net Debt
$9.2 bn
$3.7 bn
$7.4 bn
$3.7 bn
Corporate Governance
Independent Chairman of the Board
9 out of 10 board members are independent
Diversified experience in public sector, healthcare,
accounting and finance, technology and
manufacturing
Substantial experience with major corporate actions
$1,050 - $1,100 mm
$986 - $1,036 mm
$1,050 mm
$1,150 - $1,250 mm
49
13,430
57,000
11 states
513,000
3.9mm

Q4 2010 preliminary performance highlights and
EBITDA outlook (1)
Q4 2010 preliminary performance highlights and
EBITDA outlook (1)
Inpatient and outpatient year-over-year volume trends both improved relative to Q3
Inpatient admissions declined by 2.0% (compares to a 3.5% decline in Q3)
Outpatient visits increased by 2.9% (compares to a 2.0% decline in Q3)
Commercial volume trends improved compared to Q3 2010’s results, but statistic will no longer be disclosed
Preliminary EBITDA (excluding California Provider Fee) of $1.050 billion exceeds previous outlook
Excluding $64 million California Provider Fee, previous outlook was for $986 million to $1.036 billion
Q4 Preliminary EBITDA is $281 million, previous outlook, excluding the California Provider Fee, was $217 million to $267 million
Requirements for California Provider Fee to be recognized in 2010 were not met by year end
Recognition is now expected in 2011
Expected amount remains $64 million
New EBITDA Outlook for 2011 established from $1.150 billion to $1.250 billion (including
California Provider Fee)
5
Solid results in 2010 and poised for further growth and value creation in 2011
___________________________
1. Actual Q4 2010 volume trends and 2010 EBITDA may vary when 2010 results are released in February.

Our national hospital and outpatient
center footprint
Our national hospital and outpatient
center footprint
Acute Care Hospitals
Diagnostic Imaging Centers (DICs)
Ambulatory Surgery Centers (ASCs)
DIC in development
49 acute care hospitals
81 free-standing OP centers
$9.2 billion in revenues
Focus on high growth markets
Well-positioned in attractive growth markets

Tenet Healthcare: A compelling investment
Tenet Healthcare: A compelling investment
Continued Strong Organic Growth Continued Strong Organic Growth
in Earnings in Earnings
Operating Integrity, Growth and Operating Integrity, Growth and
Infrastructure Investments Reduce Future Risks Infrastructure Investments Reduce Future Risks
Consistent Strategy Driven by Innovative, Consistent Strategy Driven by Innovative,
High Margin, Capital Efficient Initiatives High Margin, Capital Efficient Initiatives

8
Significant positive momentum – multiple
value drivers
Significant positive momentum – multiple
value drivers
___________________________
1. Data reflects the results of our existing 49 hospitals.
2. Actual 2010 results may vary when 2010 results are released in February.
3. Return on capital is defined as income from continuing operations excluding impairments and debt gains/losses, net of tax, plus after-tax interest expense net of investment income, and 1/3 of rent expense after-tax divided by invested capital, which is defined as total debt including our former government settlement obligation less cash plus average equity over the most recent five quarters excluding impairments in the period recorded plus 8 times rent expense.  The reversal of our deferred tax asset valuation allowance in 2010 has been excluded from the 2010 computation.
Return on Invested Capital
(1)(3)
De-levered Balance Sheet
Superior EBITDA Growth and Margin Expansion
(1)
($ millions)
Estimate (2)
($ millions)
Estimate (2)
Estimate (2)
Strong Net Revenue Growth
(1)
($ millions)
Estimate (2)
$7,669
$7,557
$7,676
$8,083
$8,585
$9,014
$9,200
2004 2005 2006 2007 2008 2009 2010
6.9%
9.2%
12.1% 12.0%
(3.3%)
2006 2007 2008 2009 2010
Return on Invested Capital
$422
$543
$631
$658
$739
$982
$1,050
2004 2005 2006 2007 2008 2009 2010
0%
2%
4%
6%
8%
10%
12%
14%
EBITDA EBITDA Margin
$4,436
$4,803
$5,088
$5,039
$5,088
$4,950
$4,059
2004 2005 2006 2007 2008 2009 2010
Debt DOJ Liability

1
6

8
3
4
6 6
3
9
Tenet has led same-hospital admissions growth over the
last 15 quarters
Tenet has led same-hospital admissions growth over the
last 15 quarters
Same-Hospital Admissions Growth
(1)
Ranking
(2)
Over Last 15 Quarters
___________________________
1. Data for Tenet reflects the results of our existing 49 hospitals.
2. Metric records number of quarters in which the Company ranked #1, #2 or #3 among the three companies in the 15 quarters from Q1’07 to Q3’10.
Ranked 1
st
Ranked 2
nd
Ranked 3
rd

Strong organic net revenue growth (1)
Strong organic net revenue growth (1)
($ millions)
Estimate
(2)
___________________________
1. Data reflects the results of our existing 49 hospitals.
2. Actual 2010 results may vary when they are released in February.
$7,669
$7,557
$7,676
$8,083
$8,585
$9,014
$9,200
2004 2005 2006 2007 2008 2009 2010

Consistent improvement of operating metrics has driven solid organic EBITDA growth
Tenet’s same-hospital EBITDA growth has outpaced
its largest peers in eight out of the last 15 quarters
Tenet’s same-hospital EBITDA growth has outpaced
its largest peers in eight out of the last 15 quarters
EBITDA Growth
(1)
Ranking
(2)
Over Last 15 Quarters
___________________________
1. Data for Tenet reflects the results of our existing 49 hospitals.  Community’s same-store year-over-year EBITDA growth calculated using reported same-store income from operations, same-store depreciation and amortization, and same-store minority interest in earnings for each quarter.  HCA year-over-year EBITDA growth based on reported consolidated EBITDA.
2. Metric records number of quarters in which the Company ranked #1, #2 or #3 among the three companies in the 15 quarters from Q1’07 to Q3’10.
Ranked 1
st
Ranked 2
nd
Ranked 3
rd
4
5
6
3
7 5
8
3
4

Tenet’s EBITDA margins have expanded
590 basis points since 2004 (1)
Tenet’s EBITDA margins have expanded
590 basis points since 2004 (1)
($ millions)
Estimate
(2)
Cost control initiatives coupled with improved pricing has yielded significant margin expansion
___________________________
1. Data reflects the results of our existing 49 hospitals.
2. Actual 2010 EBITDA may vary when results are released in February.
$739
$982
$1,050
$658 $631
$543
$422
11.4%
10.9%
8.6%
8.1%
8.2%
7.2%
5.5%
2004 2005 2006 2007 2008 2009 2010
EBITDA EBITDA Margin

Tenet’s consistent EBITDA improvement
relative to peers has narrowed the margin gap
Tenet’s consistent EBITDA improvement
relative to peers has narrowed the margin gap
Tenet is on track to exceed current industry average margins
___________________________
1. Peer Average EBITDA margin of Community Health Systems, Hospital Corporation of America, Health Management Associates, LifePoint, Universal Health Services and Vanguard Health
Systems. Vanguard 2010 EBITDA margin reflects last twelve months financials as of September 30, 2010 and the remaining peers reflect 2010E Wall Street research estimates.
Peer Avg:
(230bps)
Tenet: 590bps
2004–2010E
Change
10.8%
2.6%
THC EBITDA Margin
Peer Average Margin
(1)
0%
5%
10%
15%
20%
2004 2005 2006 2007 2008 2009 2010E

Tenet has one of the lowest leverage ratios
and longest maturity profiles in the industry
Tenet has one of the lowest leverage ratios
and longest maturity profiles in the industry
Active management of capital structure has significantly improved Tenet’s debt profile
___________________________
1. As of September 30, 2010. Total Debt less Cash and Cash Equivalents/LTM EBITDA.
2. Includes $1.525 billion issuance announced on November 9, 2010.
3. Pro forma for Detroit Medical Center acquisition.  Assumes $120 million of EBITDA at Detroit Medical Center as per Wall Street research.
4. Pro forma for announced acquisition of Psychiatric Solutions.
5. $216 million due February 1, 2013.
6. Borrowing availability under our revolving credit facility was $460 million at September 30, 2010. Becomes $500 million under the new agreement, as of September 30, 2010.
No significant debt maturities prior to 2015
(5)
No significant maintenance covenants
Ample liquidity with $398 million of cash as of 9/30/2010; $800 million undrawn credit line
(6)
provides flexibility
Weighted Average Debt Maturity (years) Leverage Ratio
(1)
Leverage Ratio Years
(2)
(3)
(4)
4.0 4.0
5.0 5.0
6.0 6.0
8.0
HMA Community UHS LifePoint Vanguard HCA Tenet
4.8x
4.7x
4.3x
3.9x
3.8x
3.7x
2.7x
HCA CommunityVanguard UHS HMA Tenet LifePoint

Well-defined growth strategy
Well-defined growth strategy
High margin businesses
Growth in EBITDA, cash flow,
ROIC
Organic growth
Outpatient
Capacity utilization & operating
leverage through physician
alignment
Revenue cycle business
Financial Objectives Growth Drivers
Integrated clinical systems driving the capture of incentives, improved clinical quality, provider integration and cost efficiencies
Greater than average benefit from new federal law
Operating Foundation

Current HIT investments necessary to achieve government’s “meaningful use” will capture government incentives and contribute positive benefit to earnings beginning in 2012, while also improving clinical outcomes and operational efficiency
16
Improve outpatient/inpatient mix
High growth/high margin revenue cycle management business focused on acute care providers
Significant cost savings extracted from productivity and other efficiency initiatives
Outpatient
Conifer
MPI
(1)
Health IT
Significant reductions in uncompensated care and increased paying volumes due to Affordable Care Act
Available capacity and increasing volumes position Company for substantial margin expansion
Economic recovery and reduced unemployment expected to decrease bad debt expense and drive margin expansion
Affordable
Care Act
Operating
Leverage
Bad Debt
Seven key drivers of a 16 –18% EBITDA margin
Seven key drivers of a 16 –18% EBITDA margin
Tenet-specific Macroeconomic Industry
___________________________
1. MPI = Medicare Performance Initiative.
1
2
3
4
6
5
7

Targeted acquisitions and organic growth will
drive meaningful EBITDA margin expansion
Targeted acquisitions and organic growth will
drive meaningful EBITDA margin expansion
___________________________
1. Acquisitions closed in 2010. Full year impact reflected in 2011 metrics.
2. Acquisitions expected to be negotiated and closed in 2011. Metrics represent partial year impacts (except for purchase price).
3. Percentage growth based on 2010 Outlook of 3.9mm OP visits, which includes OP visits associated with newly acquired centers.
($ millions)
EBITDA Impact
Outpatient
1
Tenet physician alignment and targeted growth initiatives expected to drive further outpatient growth
Outpatient Acquisition Strategy 2010 Acquisitions (1) 2011 Acquisitions (2) Total 2011 Impact
Centers Acquired 24 15–25 40–50
Purchase Price ($mm)
$65 $100 $165
2011 Outpatient Visits (000s) 215 50–60 265–275
Impact on 2011 Visits (3) (% increase) 5% 1%–2% 6%–7%
2011 2012 2013
Run-Rate
2013
$65 $65 $55 $35 Total
20 20 10 -- 2012
20 20 20 10 2011
$25 $25 $25 $25 2010
EBITDA contribution
from acquisitions
completed in:
$10
$10
$10
$25
$10
$65
2010 Acquisitions 2011 Acquisitions 2012 Acquisitions 2013 Run-Rate

Conifer ranks among revenue cycle
industry leaders
Conifer ranks among revenue cycle
industry leaders
___________________________
Source: Tenet and Accretive Health as of September 30, 2010 10-Q filing. Wall Street research.
Note: Market data as of December 31, 2010.
Conifer
2
Strong momentum with meaningful provider penetration and a substantial pipeline for continued growth
Conifer Accretive
# Client Hospitals
79 64
Client Net Patient Revenue
$13.4bn $14.0bn
# Employees
2,600 2,100
Solution Spans Entire Revenue Cycle
Value Proposition = Increasing Client Yield
Margin Expansion Inherent in Business Model
Provides Long-Term Contracts
2011E EBITDA Multiple
N/A 16.8x
Enterprise Value
N/A $1.5bn
2011 Revenue
N/A $885
2011 EBITDA
N/A $88
Substantial embedded value within Tenet

Medicare Performance Initiative will continue to
deliver significant cost savings
Medicare Performance Initiative will continue to
deliver significant cost savings
MPI
3
MPI’s Goal: Cost reduction captured through physician adoption of best practices
$30 million in 2010 cost savings achieved
$50 million incremental savings in 2011 and subsequent years as MPI is rolled out to more hospitals and more DRGs; augmented by other supply and productivity initiatives
MPI cost savings are cumulative
2011 2012 2013 2014 2015
Run-Rate Savings Incremental Savings
$100
$150
$200
$250
$50 $50
$50
$100
$50
$150
$50
$200
$50
($ millions)

2009 2010
(1)
2011 2012 2013 2014 2015 2016
Healthcare IT (HIT)
Program Expense
(2)
$12 $21 $50 $60 $40 $15 – –
Federal HIT Incentives – – $15 $70 $97 $81 $44 $13
EBITDA Impact ($12) ($21) ($35) $10 $57 $66 $44 $13
HIT Capital Expenditures $49 $69 $106 $115 $69 $14 – –
Foundation Systems
(# Go-Live)
– 8 12 20 9 – – –
CPOE Systems
(# Go-Live)
– – 9 17 14 9 – –
20
HIT investments improve clinical outcomes and
operational efficiencies
HIT investments improve clinical outcomes and
operational efficiencies
___________________________
1. Estimate pending final close.  Actual results may vary when results are released in February.
2. Excludes recurring clinical support operating expenses and HIT benefits to operating performance.
Health IT
4
Federal HIT incentives contribute positive benefit to earnings starting in 2012
Clinical systems are critical to physician alignment and integration, reduction of medication errors, standardization of clinical practice and reduction of cost
($ in millions)
Penalties avoided
by achieving
“Meaningful Use”
(Net present
value of $315mm)

Reduced bad debt expense expected to
contribute to EBITDA growth
Reduced bad debt expense expected to
contribute to EBITDA growth
___________________________
1. Data reflects the results of our existing 49 hospitals.
2. Collection rates from self-pay accounts. The increase in bad debt expense includes factors in addition to the decline in collection rates.
Key Takeaways Recession Has Driven Increase in Bad Debt Expense
Bad Debt
5
Economic recovery expected to moderate bad debt expense and drive EBITDA margin expansion
Prior to the recession, Conifer drove self-
pay collections from 32% to 36%
Tenet has executed its plan throughout the
recession
AR days declined from 54 days in Q1’08 to 46
days in Q3’10
Point of service collections increased from
34.5% in 2008 to 39.4% YTD 2010
Billing cycle times reduced by 19% from Q1’08
Right Care, Right Place initiative
53% increase in Medicaid qualifications in
2010 compared to 2008
Expense reductions expected from
improved collections in the future
2007 collection rate of 36% declined to 29% in
2010
(2)
Economic recovery alone expected to
improve collections back to 36%
Conifer expected to drive improved collections
beyond 36%
(1)
Pre-Recession Recession
7.2%
6.3%
6.9%
7.3%
7.7%
8.0%
2005 2006 2007 2008 2009 2010
YTD
Sept
Bad Debt as % of Net Revenue

Increase in capacity utilization provides
significant upside opportunity
Increase in capacity utilization provides
significant upside opportunity
___________________________
1. Utilization defined as daily census divided by number of licensed beds.
2. Actual 2010 utilization may vary when results are released in February.
Utilization of Licensed Beds
(1)
Operating Leverage
6
Adjusted fixed expenses to right-size cost structure during economic downturn while also maintaining capacity to increase volumes in near term
$40 million incremental EBITDA for every one percent increase in total volumes, assuming current mix
$80 million incremental EBITDA from a one percent increase in capacity utilization
No significant near-term capacity constraints
(2)
54%
50%
52%
Tenet 5-Yr High Utilization Tenet 2010E Utilization Tenet Projected 2015 Utilization

Affordable Care Act expected to increase
volumes
Affordable Care Act expected to increase
volumes
___________________________
Assumptions: Conversions of uninsured to Medicaid and exchanges use Congressional Budget Office assumptions (57% conversion) evenly split between Medicaid and exchanges.
Existing volumes  convert at existing case mix. Exchange pricing is slightly lower than projected commercial pricing.
Note: Volume growth estimate assumes the same market share of newly insured as Tenet presently has of Medicaid and commercial patients and that utilization of hospital services are consistent with current Medicaid and commercial populations. Ultimate outcomes of the new law will vary, potentially significantly, depending on actual pricing of the exchanges, migration of lives
(including to Medicaid and exchanges from commercial coverage), case mix and utilization of hospital and outpatient services by the newly insured, exchange copays and deductibles and other variables.
Affordable Care Act
7
The Affordable Care Act is expected to be negative to earnings through 2013 due to Market
Basket reductions (reducing positive annual market basket adjustments)
However, expected to be positive in 2014 and 2015 due to:
Migration of existing charity care to an insured status (revenue, bad debt and income increase)
Migration of uninsured volumes to an insured status (revenue and bad debt decrease, income increases)
Increased utilization of healthcare by the newly insured (revenue, bad debt and income increase)
Expected to result in 7.5% inpatient and 5.0% outpatient volume growth
Our 2015 estimated EBITDA range provides for substantial variation
Tenet is positioned to benefit more from coverage of the newly insured due to our concentration in areas of high uninsured populations

EBITDA outlook for 2010 and 2011
EBITDA outlook for 2010 and 2011
EBITDA Guidance Range Commentary
2010
Estimate
(1)
$1,050mm
$64 million California provider fee extracted from 2010 and moved to 2011
Cash balance at December 31, 2010 is approximately $400 million with favorable EBITDA performance offset by higher capital
spending (approximately $460 million), the deferral of the
California Provider Fee, and working capital and other liability changes
2011 $1,150mm–
$1,250mm
Conservative macroeconomic assumptions
Admissions decline of 1% to flat
Adverse payer mix shift of $25 million
Bad debt remains an elevated 7.4% to 8.4%
HIT expense, net of incentives, expected to increase $14 million to
$35 million
$50 million in MPI and other cost savings
Outpatient acquisitions adding $30 to $40 million
Follow-on provider fees of $40 million expected, guidance range allows for variability
___________________________
1. Actual 2010 EBITDA results may vary when 2010 results are released in February.

25 Tenet has exceeded initial annual outlook in 2009 and 2010 Tenet has exceeded initial annual outlook in 2009 and 2010 1. Actual 2010 EBITDA may vary when results are released in February.

Long-term outlook: 2010–2015
Long-term outlook: 2010–2015
Guidance Range Drivers
Revenue Growth 4%–6% CAGR Continued pricing improvement balanced by modest volume growth (1)
Government pricing pressure as measures from the “Affordable Care Act”
are implemented
Improving outpatient mix 36% of net patient revenue
Flat to positive admissions growth
Strong growth from Conifer and outpatient acquisitions
EBITDA Growth 11%–16% CAGR Reduction in bad debt expense
Economic recovery
Affordable Care Act
Growth in high margin business
Conifer
Outpatient services
Increased operating leverage
MPI
Health IT incentives
EBITDA Target Margin 16%–18% by end of 2015
Capital Expenditures $450mm–$550mm per annum Seismic requirements met as of Q4 2010
EPS Growth 37%–50% CAGR Continued trend of deleveraging and improving the capital structure
NOL $2 billion NOL (December 2010)
Expected to be fully realized by 2014 or 2015
NPV of $550mm–$600mm
___________________________
1. Commercial pricing negotiated; 90% of 2011, 60% of 2012, at contractual price increases consistent with 2010.

Tenet’s EBITDA growth
Tenet’s EBITDA growth
($ millions)
Projected EBITDA growth is more modest than historical growth rates
$1,250
$1,535
$2,250
27
___________________________
1. 2010 – 2015 CAGR based on mid-point of projected range.
2. Actual 2010 EBITDA may vary when results are released in February.
Estimate
(2)
$422
$1,050
$1,150
$1,335
$1,750
$0
$500
$1,000
$1,500
$2,000
$2,500
2004 2010 2011 2013 2015
Lower End of EBITDA Range Upper End of EBITDA Range

EBITDA walk forward (2010–2013)
EBITDA walk forward (2010–2013)
Key Drivers
Initial benefits from Medicare Performance Initiative
Run-rate impact of near-term outpatient acquisitions
Return on Health IT investments through incentives
Moderate reduction in bad debt expense as a result of
economic recovery
$1,535
$1,050
___________________________
1. Operating Leverage is driven by the combination of assumptions on volumes, pricing and cost drivers.
$100mm
cushion
$100mm
upside opportunity
(1)
28
2013
EBITDA
2013
EBITDA
Margin
$1,535 14-15%
$1,435 13-14%
$1,335 12-13%
$65
$35
$150
$80
$40
$80
$25
($90)
2010 Outpatient Conifer MPI Health IT Medicaid
Funding
Bad Debt
Expense
Operating
Leverage
Affordable
Care Act
2013
$1,335

EBITDA walk forward (2013–2015)
EBITDA walk forward (2013–2015)
Key Drivers
$1,535
$2,250
Improvement in capacity utilization from new federal
law, demographics and other factors drive operating
leverage
Full impact of Medicare Performance Initiative
Additional third party revenues and benefits from
utilization of Conifer’s capabilities
Affordable Care Act
Recovery of
Losses
Through ‘13
Gains
During
’14-’15
29
(1)
___________________________
1. Operating Leverage is driven by the combination of assumptions on volumes, pricing and cost drivers.
$250mm
cushion
$250mm
upside opportunity
2015
EBITDA
2015
EBITDA
Margin
$2,250 18-19%
$2,000 16-18%
$1,750 15-16%
$50
$100
$5
$190
$90
($10)
$140
$1,750
$1,335
2013 Conifer MPI Health IT Bad Debt
Expense
Operating
Leverage
2015
$1,435

Tenet Healthcare: a compelling investment
Tenet Healthcare: a compelling investment
Positive Industry Trends
Strong demographic changes driving growth
Growth rate of Americans over 65 will more than double from 2010 to 2012
Recession has suppressed volume growth and increased bad debt expense
New federal law expands insurance coverage to 32 million uninsured Americans (2014)
Delivering Consistent Performance
Superior EBITDA growth and margin expansion
Accelerated Adjusted Free Cash Flow
De-levered balance sheet
Same-hospital admission and EBITDA growth has outpaced peer group
Positioned to Outperform
Continued strong organic growth in earnings and cash flow
Consistent strategy driven by innovative, high margin, capital efficient initiatives
Operating integrity, past growth and infrastructure investments reduce future risks

Appendix A: Selected Q4’10 Disclosures 31

Selected Q4’10 Disclosures
Selected Q4’10 Disclosures
0.1
99,513
99,645
Uninsured + Charity
OP Visits
0.0 8,392 8,394
Uninsured + Charity
Admissions
(3.1) 628,438 608,890 Patient days
3.2
872,228
900,182 Paying OP Visits
2.9 971,741 999,827 OP Visits
(2.2) 121,239 118,583 Paying Admissions
129,631
Q4’09 Q4’10E
(1)
Change (%)
Admissions 126,977 (2.0)
___________________________
1. Actual Q4’10 results may vary when Q4’10 results are released in February.

Appendix B: Medicare Performance Initiative 33

Medicare Performance Initiative (MPI)
Overview
What is MPI?
MPI is a program with the goal of creating a sustained, standardized approach following nationally recognized best practices to improve clinical outcomes and reduce variable costs
This program is built on a unique foundation of information system capabilities and allows us to improve the way we treat disease and perform procedures on Medicare patients
Any benefits of the initiative should also have a “halo” effect on other payers
This is critical given the direction of health care reform to a more “value based purchasing model” involving the delivery of higher quality at lower pricing near Medicare payment levels
MPI encompasses many different initiatives:
1) Physician behavior change
2) Labor management
3) Supply chain initiatives
4) Case management program
MPI initiatives are identified, tracked, measured and shared

1. Physician Behavior Change
How are savings achieved through different methods of treating disease and performing procedures?
An analysis is performed on 5 MS-DRG groups at each hospital where total costs exceed revenues to identify variable costs that can be reduced
Physician champions are enlisted to support the changes in behavior that will reduce the variability of how different physicians treat the same disease
Customized prescriptive work plans are developed to reduce the variable costs using local, national, and acceptable best practices for standards of care
Repeatable process is hardwired to address more MS-DRGs in the future
What’s in it for the physician?
High cost/ low quality physicians are already being excluded by health plans in certain markets
Hospital and physician incentives will be more aligned, creating greater opportunity for success under health reform based payment models
Improving profitability and quality enhances the hospital’s ability to attract the best employees and fund investments in capital equipment and facilities

Physicians championing behavior change
have led to reduced ALOS and variable cost
5%
2%
1%
1%
Average Length of Stay
3%
9%
Variable Cost per Case
(unadjusted for inflation)
5%
7%
4%
6%
___________________________
Note: Data includes first 16 Wave 1 MPI hospitals, and each hospital’s unique base period represents the six months proceeding the formal launch of Wave 1 of MPI.
Source: Internal company data.
Pre-MPI             Post-MPI Pre-MPI             Post-MPI
9%
0 2 4 6 8
All Payer -
Combined
Medicare -
Combined
All Payer -
Procedural
Medicare -
Procedural
All Payer -
Medical
Medicare -
Medical
$0 $5,000 $10,000 $15,000
All Payer -
Combined
Medicare -
Combined
All Payer -
Procedural
Medicare -
Procedural
All Payer -
Medical
Medicare -
Medical

2.  Labor Management
Labor Management Specialists are assigned to each Region
Each hospital is provided an array of labor productivity tools – Position
Control, Staffing Grids, Visionware
Labor Management Specialists make site visits to work with hospital teams to improve use of tools and understanding of program
New Labor Management Reporting System (LMRS) has been developed
Replaces previous bi-weekly labor reports
Reflects both paid and productive FTEs and dollars
Departmental drill downs available
Future enhancements to include more meaningful department-level drill down

Better labor management has resulted in lower
labor expense
Paid FTEs per AADC Contract Labor per APD
___________________________
Source:   Internal company data.
1. 2010E based on November YTD results plus December forecast.  Core hospitals only.
Estimate
(1)
Estimate
(1)
$41
$44
$37
$20
$16
2006 2007 2008 2009 2010
4.31
4.32
4.26
4.18
4.12
2006 2007 2008 2009 2010

CMI-adjusted Supply Cost per Adjusted Patient Day
(1)
3.  Supply Chain Initiatives
3.  Supply Chain Initiatives
Numerous supply chain initiatives
have been identified and
implemented
These require significant work with
physicians and staff to change
behavior, but can result in significant
savings
Supply chain initiatives that have been most effective
include:
High cost drugs – medication utilization management
Cardiac Rhythm Management (CRM) devices
Drug eluting stents
Ortho and spine implants
High cost supplies – custom procedure tray utilization
Purchased services – Food and Nutritional Services and
Environmental Services
Blood product sourcing and improved utilization
___________________________
1. Core hospital supply cost only.
2.8%
2.6%
3.5% 3.5%
3.2%
2.4%
1.2%
3.2%
1.6%
(0.1%)
(1%)
0%
1%
2%
3%
4%
5%
Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010
Percent Change - MedSurg PPI Percent Change - Supply Expense per CMI-Adjusted Patient Day

Cumulative Cardiac Rhythm Management
Contracting Savings:  2009 – 2011
(2)
40
Many supply chain initiatives have controlled or
decreased supply expense
Many supply chain initiatives have controlled or
decreased supply expense
Pharmacy Spend Per
Adjusted Patient Admission
(1)
Estimate
___________________________
1. Source: Internal company data.
2. Source: Internal company data. Savings for 2009 through 2011 on this initiative projected to be in excess of $20 million.
Region Impact %
California (28.8%)
Central (28.3%)
Florida (24.7%)
Philadelphia (24.1%)
Southern States (19.6%)
Total (25.2%)
$397 $397
$401
$411
2007 2008 2009 2010

4.  Case Management Program
4.  Case Management Program
Case Management Specialists are assigned to each Region and perform on-site visits to hospitals
Medical Necessity screening is performed using Interqual guidelines prior to, or as soon as possible after, bed placement
Clinical rationale for decision is clearly documented
Goals of an effective case management program are:
Correct use of observation status
Ensure length of stay is appropriate
Reduce managed care denials
Tactics used to reach these goals are:
All clinical departments, nursing departments, and the Utilization Management (UM)
committee share in ownership
Implement multidisciplinary patient care conferences
Adequate & effective Physician Advisor coverage with UM knowledge
Physician education and support

Hospitals have direct access to
MPI-level variable cost
analytics, updated on a
monthly basis
MPI analytics and reporting now on intranet
Best Practices are shared regularly
throughout the company
It is expected that every hospital
management team is implementing
those applicable Quick Wins

MPI Summary
MPI is a program that delivers higher quality at lower costs and positions Tenet well for the country’s move to value based purchasing
MPI is sustainable:  $30mm in savings were captured in 2010 and $50mm in savings are targeted for 2011 and beyond
2011 2012 2013 2014 2015
Run-Rate Savings Incremental Savings
$100
$150
$200
$250
$50 $50
$50
$100
$50
$150
$50
$200
$50
($ millions)

Appendix C: Tenet Board of Directors 44

Tenet’s Board of Directors is aligned with
shareholder interests
Tenet’s Board of Directors is aligned with
shareholder interests
Substantial Wealth
of Directorship
Knowledge
Executive
Leadership
Experience
Independent Board
of Directors
Independent Chairman of the Board
Separation of Chairman and CEO roles
9 out of 10 independent board members
No two directors can serve on another public company board together (prevents interlocking directorates)
Each of the directors has served in a leadership role within a large, complex organization
Diversified experience with leaders in public sector, healthcare, accounting and finance, technology and manufacturing
1 former Chairman and CEO of an S&P 500 corporation
2 former CEOs and/or Presidents of a major business unit of S&P 500 corporations
1 former Chairman and CEO of an international public accounting firm
2 former Governors of U.S. States, of which one was a former member of the U.S. Senate and former President of a major university
Healthcare: Allscripts, Athersys, CorMatrix Cardiovascular, Eclipsys*, EndoGastric Solutions, IMS Health*,
Intuitive Surgical, MAKO Surgical
Selected Corporations: Deloitte*, Electronic Data Systems*, GreenPoint Financial*, Hovnanian, Intuit,
North Fork Bancorp*, Office Depot, Prudential Financial, Qwest Communications, Unisys*, United
Technologies
Other: Allina Hospitals and Clinics*, The Cleveland Clinic Foundation*
Board members have experience with major corporate actions: Eclipsys*, Electronic Data Systems*, IMS
Health*, North Fork Bancorp*
* - Indicates prior Directorship affiliation

Tenet’s Board of Directors is aligned with
shareholder interests (cont’d)
Tenet’s Board of Directors is aligned with
shareholder interests (cont’d)
Government Experience
Provider Experience Operating and Financial Expertise
Edward A.
Kangas,
Non-Executive Chairman
Global Chairman and CEO, Deloitte Touche (1989-2000)
Member of Tenet Board since 2003
Other Directorships: Allscripts Healthcare Solutions,
Hovnanian Enterprises, Intuit, United Technologies, Eclipsys*,
EDS*
Governor Jeb Bush
Governor of Florida (1999-2007)
Member of Tenet Board since 2007
Other Directorships: Rayonier, Swisher International, Angelica
Trevor
Fetter,
President and CEO (Since 2003)
President, Tenet (2002-2003)
CEO, Broadlane (2000-2002)
CFO, Tenet (1995-1999)
Other Directorships: Hartford Financial Services Group
Karen Garrison
President, Pitney Bowes Business Services (1999-2004)
Member of Tenet Board since 2005
Other Directorships: Kaman Corporation, Standard Parking,
North Fork Bancorp*
Floyd D. Loop, M.D.
Chairman and CEO, The Cleveland Clinic Foundation (1989-
2004)
Member of Tenet Board since 1999
Other Directorships: Athersys, Intuitive Surgical
Ronald A. Rittenmeyer
Chairman, President and CEO, Electronic Data Systems
Corporation (2005-2008)
Member of Tenet Board since 2010
Other Directorships: AIG, Electronic Data Systems*, R.H.
Donnelley*, Safety-Kleen Systems*, RailTex*
Brenda Gaines
President and CEO, Diners Club North America (2002-2004)
Member of Tenet Board since 2005
Other Directorships: Fannie Mae, NICOR, Office Depot, CNA
Financial Corp*
Senator J. Robert Kerrey
President, New School University (2001-2010)
Former U.S. Senator (1989-2000)
Former Governor (1982-1987)
Member of Tenet Board since 2001
Other Directorships: Genworth Financial, Jones Apparel
Group, Scientific Games Corporation
Richard R. Pettingill
President and CEO, Allina Hospitals and Clinics (2002-2009)
VP and COO, Kaiser Foundation Health Plans and Hospitals
(1996-2002)
Member of Tenet Board since 2004
Other Directorships: Mako Surgical
James A. Unruh
Chairman and CEO, Unisys (1990-1997)
Member of Tenet Board since 2004
Other Directorships: Prudential Financial, Qwest
Communications, CSG Systems International
* - Indicates prior Directorship affiliation

Appendix D: Adjusted EBITDA Reconciliation 47

Reconciliation of EBITDA
Reconciliation of EBITDA
Adjusted EBITDA, a non-GAAP term, is defined by the Company as net income (loss) attributable to Tenet Healthcare Corporation common shareholders before (1) cumulative effect of changes in accounting principle, net of tax, (2) net income attributable to noncontrolling interests, (3)
preferred stock dividends, (4) income (loss) from discontinued operations, net of tax, (5) income tax (expense) benefit, (6) investment earnings (loss),
(7) gain (loss) from early extinguishment of debt, (8) net gain (loss) on sales of investments, (9) interest expense, (10) litigation and investigation
(costs) benefit, net of insurance recoveries, (11) hurricane insurance recoveries, net of costs, (12) impairment of long-lived assets and goodwill and restructuring charges, net of insurance recoveries, and (13) depreciation and amortization. The Company’s Adjusted EBITDA may not be comparable to EBITDA reported by other companies.
The Company provides this information as a supplement to GAAP information to assist itself and investors in understanding the impact of various items on its financial statements, some of which are recurring or involve cash payments. The Company uses this information in its analysis of the performance of its business excluding items that it does not consider as relevant in the performance of its hospitals in continuing operations. Adjusted
EBITDA is not a measure of liquidity, but is a measure of operating performance that management uses in its business as an alternative to net income
(loss) attributable to Tenet Healthcare Corporation common shareholders. Because Adjusted EBITDA excludes many items that are included in our financial statements, it does not provide a complete measure of our operating performance. Accordingly, investors are encouraged to use GAAP measures when evaluating the Company’s financial performance.
Future period high range estimates assume excess cash is used to early retire debt. Actual use of cash may vary and therefore interest expense and other elements of earnings may vary significantly. The reconciliation of net income (loss) attributable to Tenet Healthcare Corporation common shareholders, the most comparable GAAP term, to Adjusted EBITDA, is set forth below.
48